UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 19, 2006

Cabot Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-5667	04-2271897
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

Two Seaport Lane, Suite 1300, Boston, Massachusetts		02210-2019
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	617-345-0100

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 4.01 Changes in Registrant's Certifying Accountant.

On December 19, 2006, the Audit Committee of the Board of Directors of Cabot Corporation ("Cabot") approved the dismissal of PricewaterhouseCoopers LLP ("PwC") as Cabot’s independent registered public accounting firm and appointed Deloitte & Touche LLP ("D&T") as Cabot’s independent registered public accounting firm for the fiscal year ending September 30, 2007.

The reports of PwC on Cabot’s consolidated financial statements for the fiscal years ended September 30, 2006 and 2005 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principle.

During the fiscal years ended September 30, 2006 and 2005, and through December 19, 2006, there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused PwC to make reference thereto in its reports on Cabot’s financial statements for such years.

In addition, no "reportable events," as defined in Item 304(a)(1)(v) of Regulation S-K, occurred during Cabot’s fiscal years ended September 30, 2006 and 2005, and through December 19, 2006. The Item 4 section of the Company's Form 10-Q for the quarter ended December 31, 2004 included the following disclosure: "The Company's Chairman of the Board, President and Chief Executive Officer and its Executive Vice President and Chief Financial Officer concluded that the Company's disclosure controls and procedures were effective as of December 31, 2004. As part of that evaluation, however, the officers determined the Company had incorrectly applied revenue recognition rules in a specific situation involving one product for one customer. We have addressed this issue and are improving our controls and procedures in this area as part of our preparation for compliance with Section 404 of the Sarbanes-Oxley Act of 2002". The Company did not consider this to be a material weakness in the design or operation of its internal control over financial reporting. As of March 31, 2005, the Company’s Chairman of the Board, President and Chief Executive Officer and its Executive Vice President and Chief Financial Officer determined that the Company’s disclosure controls and procedures, including those relating to the issue described above, were effective.

During the fiscal years ended September 30, 2006 and 2005, and through December 19, 2006, neither Cabot nor anyone on its behalf consulted with D&T regarding any of the matters described in Item 304(a)(2)(i) and (ii) of Regulation S-K.

Cabot has provided PwC with a copy of the above disclosure and requested that PwC furnish Cabot with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of the letter, dated December 22, 2006, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cabot Corporation

December 22, 2006	By:	/s/ Jonathan P. Mason

Name: Jonathan P. Mason
Title: Executive Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

16.1	Letter of PricewaterhouseCoopers LLP dated December 22, 2006